Investor Presentation January 2023 Exhibit 99.1

Disclaimer & Cautionary Statements Some of the information and statements contained in this presentation and certain oral statements made from time to time by representatives of MIMEDX constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that do not directly or exclusively relate to historical facts. Such forward-looking statements include statements regarding: Future sales or sales growth; Estimates of potential market size for the Company’s current and future products; Plans for expansion outside of the U.S.; Expectations regarding the U.S. Centers for Medicare and Medicaid Services (CMS) and Medicare Administrative Contractors (MACs) reimbursement policies and the impact of CMS and MAC reimbursement policy proposals on the Company's business and financial results in 2023 and beyond; The Company’s expectations regarding its mDHACM product’s potential use as a safe and effective treatment option, and that it may be an effective treatment for persons battling inflammatory conditions; the Company’s plans for meetings with the U.S. Food & Drug Administration (FDA), and planned biologics license application (BLA) submissions to the FDA, and their timing; plans for future clinical trials, including the Company’s decision to pursue or not pursue, and their timing; The effectiveness of amniotic tissue as a therapy for any particular intended uses or condition; Expected spending on clinical trials and research and development; The Company’s long-term strategy and goals for value creation, the status of its pipeline products, expectations for future products, and expectations for future growth and profitability

Disclaimer & Cautionary Statements Additional forward-looking statements may be identified by words such as "believe," "expect," "may," "plan," "potential," "will," "preliminary," and similar expressions, and are based on management's current beliefs and expectations. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from expectations include: Future sales are uncertain and are affected by competition, access to customers, patient access to healthcare providers, and many other factors; The results of a clinical trial or trials may not demonstrate that the product is safe or effective, or may have little or no statistical value; the Company may change its plans due to unforeseen circumstances, and delay or alter the timeline for future trials, analyses, or public announcements; the timing of any meeting with the FDA depends on many factors and is outside of the Company’s control, and the results from any meeting are uncertain; a BLA submission requires a number of prerequisites, including favorable study results and statistical support, and completion of a satisfactory FDA inspection of the Company’s manufacturing facility or facilities; plans for future clinical trials depend on the results of pending clinical trials, discussion with the FDA, and other factors; and conducting clinical trials is a time-consuming, expensive, and uncertain process; The future market for the Company’s products can depend on regulatory approval of such products, which might not occur at all or when expected, and is based in part on assumptions regarding the number of patients who elect less acute and more acute treatment than the Company’s products, market acceptance of the Company’s products, and adequate reimbursement for such therapies; The process of obtaining regulatory clearances or approvals to market a biological product or medical device from the FDA or similar regulatory authorities outside of the U.S. is costly and time consuming, and such clearances or approvals may not be granted on a timely basis, or at all, and the ability to obtain the rights to market additional, suitable products depends on negotiations with third parties which may not be forthcoming; Whether there is full access to hospitals and healthcare provider facilities, as a continuation or escalation of access restrictions or lockdown orders resulting from the ongoing COVID-19 pandemic; and Expected spending can depend in part on the results of pending clinical trials; The Company describes additional risks and uncertainties in the Risk Factors section of its most recent annual report and quarterly reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this press release and the Company assumes no obligation to update any forward-looking statement.

Leading Developer & Distributor of Placental-Based Allografts (PBAs)


#1

#1 Amniotic
Skin Substitute*


200+

200+ Issued Patents
Globally
(70+ Pending)


300M+

Over 300,000,000 Payer
Covered Lives


2M+
TWO MILLION
FOR PATIENTS

Over 2,000,000 Allografts
Distributed for Patients**


50+

50+ Scientific and Clinical
Publications

* BiomedGPs – SmartTrak YTD June 2022. Accessed November 10,2022. https://www.smarttrak.com.

** Through both direct and consignment shipments.

4

MIMEDX

Large Placental Donation Network & Proprietary Tissue Processing Technology

Placental Donation Network

1. Expectant Mom Introduced to Donation Program
2. Mom Consents to Donate and Completes FDA Donor Screening Assessment
3. Delivery of Healthy Baby via Caesarean Section in the US
4. Donated Placental Tissues Recovered

100,000+

Placentas recovered to-date via network of contracted birthing hospitals and dedicated team of donor recovery specialists

Proprietary Processing

Purion

5. Microbiological & Viral Testing of Donor Tissue
6. Proprietary Processing and Terminal Sterilization
7. Shelf-stable Packaged Product

2 million+

Allografts distributed to-date

5

MIMEDX

Expanding from Single to Dual Vertical Company Best-in-Class Wound Product Portfolio Underlying Demographic Trends: Aging population Increasing diabetes Increasing obesity Helps Physicians Address Multiple Conditions, Including: Diabetic Foot Ulcers (DFUs) & Venous Leg Ulcers (VLUs) Complex Wounds Surgical Closures Tissue Augmentation Expanding Surgical Product Portfolio

Versatile Product Offering Used to Help Wide Ranging Patient Needs Conditions & Procedures That Use MIMEDX Products: Podiatry Plastic Reconstructive Dermatology Vascular Orthopedic General Surgery Colon and Rectal Gynecology DFUs VLUs Decubitus ulcers Post-debridement Complex defects Limb salvage Mohs closure High-risk incisions Trauma Tendon repair Pilonidal cysts Fistula repair Burns Hysterectomy Specialties Using MIMEDX Products Include:

U.S. Business Diversified Across Multiple Sites of Service Site of Service Proportion of Sales Recent Performance & Segment Commentary Hospital Setting (Inpatient & Outpatient) & Wound Care Clinics ~61% Stable reimbursement settings and growing with expanded use of products in surgical applications Private Office ~28% Challenged market segment due to current reimbursement for Medicare patients (representing roughly three-quarters of revenues from this site of service); expect to benefit from changes anticipated in 2024 Other ~11% Approximately 10% of net sales are derived from other sites of service, including federal facilities

Changes to CMS Physician Office Reimbursement are Needed Skin Substitute Products Previously NOT on ASP List have Led to Explosion of Medicare Allowed Charges Non-ASP List Skin Substitute Sales Growth Led by Increased Use of Financial Incentives Significant Potential Savings for Medicare by Transitioning All Skin Substitutes to ASP List Expect CMS to Finalize Reimbursement Changes During 2023 & Become Effective Beginning 2024 MIMEDX is Uniquely Positioned to Benefit from Potential Changes in Physician Office Setting ASP List refers to the Medicare Part B ASP Drug Pricing Files CMS refers to the Centers for Medicare and Medicaid Services Source: https://www.cms.gov/Research-Statistics-Data-and-Systems/Downloadable-Public-Use-Files/Part-B-National-Summary-Data-File/Overview; Accessed: November 30, 2022 Skin Substitute Products on ASP List Skin Substitute Products Previously NOT on ASP List 100% of MIMEDX products used in private office are on the ASP list Skin Substitute Products – Medicare Allowed Charges

Japan Launch Underway Approved for hard-to-heal chronic wounds, including DFUs and VLUs Reimbursement of JPY35,100/cm2 secured Ongoing Key Opinion Leader engagement and physician training First patients treated in Q3:22 EPIFIX distributed by Gunze Medical Japan represents attractive international opportunity EPIFIX is the first and currently only amniotic tissue product approved in Japan

Opportunity in Large & Growing Wound & Surgical End Markets

Growing End Markets & Significant Room for Further Penetration


Total Addressable Markets
CAGRs*
$266 to $269MM
$2.5B
$0.5B
$0.9B
$1.1B
$3.5B
$0.7B
$1.3B
$1.5B
+9%
+9%
+10%
+8%
MIMEDX 2022 Net Sales Outlook
2022
2026E
U.S. Wound
U.S. Surgical
Japan

*CAGRs are the estimated cumulative annual growth rates for the period January 1, 2022 through December 31, 2026
BioMed GPS SmartTrak; 3rd party proprietary assessment; GlobalData Tissue Engineered-Skin Sub Data Model Wound Management Year 2020 – retrieved Sept 2021; Management estimates

11

MIMEDX

Launched in Q3:22 Launched in Q3:22 Continuing to Innovate to Expand Wound & Surgical Portfolio Opportunities Birth Tissue Biology Tissue Handling and Processing Healing and Inflammatory Cascade Science Clinical Trial Design and Execution In-house Infrastructure and Leading Partnerships R&D Expertise Placental Tissue Iterations Various Tissue Matrices Core Product Forms and Enablers Antimicrobial Platforms New Products

Accelerating Wound & Surgical Pipeline via In-Licensing & Distribution Allows MIMEDX to leapfrog into the next generation of biologics for the Company’s Wound & Surgical business Accelerates development & launch timelines to market of new amniotic tissue and particulate products with antimicrobial properties MIMEDX also acquiring commercial rights to FleX™ AM, a particulate collagen matrix product, with FDA 510(k) clearance anticipated in 2023 Exclusive rights to Turn’s PermaFusion® proprietary antimicrobial intellectual property

Regenerative Medicine

Readying First Registrational Knee Osteoarthritis (KOA) Trial for Enrollment in Early 2023



Proposed Registrational Post-Phase 2b KOA Study Design Highlights

Expected enrollment:

~470 patients

Co-primary endpoints:

WOMAC* Pain & Function scores

Statistically significant improvement

Study arms:

- **40 mg** dose mDHAC
- **100 mg** dose mDHAC
- Saline placebo

Measurements:

- Endpoint measurement at six months
- \+ Additional six month observational follow-up

*Western Ontario and McMaster Universities (WOMAC) Osteoarthritis Index

14

Four Key Priorities / Goals Grow Revenue Above Market Expand Operating Margins Exercise Financial Discipline Execute on R&D Pipeline 1 2 3 4 Organization focused on capitalizing on these opportunities

Reaffirms Q4:22 & Full-Year 2022 Net Sales Outlook* Net Sales Prior Outlook Q4:22 $73 Million to $76 Million Full Year 2022 $266 Million to $269 Million Q4:22 and Full-Year 2022 Net Sales expectations unchanged from prior outlook, provided during Q3:22 conference call Continued contributions from new products in Surgical Recovery market helped offset ongoing pressure in private office setting *2022 Outlook provided by MiMedx on and as of January 9, 2023. Actual results may differ

Conclusion Pioneer in field of PBAs Large and expanding market opportunities Promising pipeline with significant potential opportunity in KOA Committed to delivering above-market growth and profitability a pioneer & leader in placental biologics

Appendix

y Summary Balance Sheets ($ millions) Q3:20 Q4:20 Q1:21 Q2:21 Q3:21 Q4:21 Q1:22 Q2:22 Q3:22 Assets Cash and Cash Equivalents $109.6 $95.8 $84.7 $85.0 $90.6 $87.1 $75.7 $72.5 $73.2 Accounts Receivable, net 33.0 35.4 35.4 37.2 36.5 40.4 37.7 37.7 40.8 Inventory 11.0 10.4 11.6 10.1 11.2 11.4 13.2 13.4 14.0 Other Current Assets 17.9 19.0 18.3 15.4 3.6 9.6 9.3 7.4 8.0 Total Current Assets $171.5 $160.6 $150.0 $147.7 $141.9 $148.5 $135.9 $131.0 $136.0 Property and Equipment, net 10.3 11.4 11.0 10.3 9.9 9.2 8.8 8.3 7.9 Other Assets 31.5 30.0 29.8 29.1 28.7 30.2 29.7 29.4 28.9 Total Assets $213.3 $202.0 $190.8 $187.1 $180.5 $187.9 $174.4 $168.7 $172.8 Liabilities and Stockholders’ Equity (Deficit) Current Liabilities 57.3 59.2 55.4 50.6 41.7 42.4 36.6 37.1 45.9 Long Term Debt, net 47.6 47.7 47.8 47.9 48.0 48.1 48.2 48.4 48.5 Other Liabilities 4.4 3.7 3.6 3.3 4.1 4.9 4.6 4.3 5.4 Total Liabilities $109.3 $110.6 $106.8 $101.8 $93.8 $95.4 $89.4 $89.8 $99.8 Convertible Preferred Stock 91.1 91.6 92.0 92.5 92.5 92.5 92.5 92.5 92.5 Stockholders’ Equity (Deficit) 12.9 (0.2) (8.0) (7.2) (5.8) 0.1 (7.4) (13.6) (19.5) Total Liabilities and Stockholders’ Equity (Deficit) $213.3 $202.0 $190.8 $187.1 $180.5 $187.9 $174.4 $168.7 $172.8 Note: Some figures may not add to subtotals due to immaterial rounding differences.

Summary Income Statements ($ millions) Q3:20 Q4:20 Q1:21 Q2:21 Q3:21 Q4:21 Q1:22 Q2:22 Q3:22 Net Sales $64.3 $68.6 $60.0 $68.2 $63.1 $67.4 $58.9 $66.9 $67.7 Cost of Sales 10.3 10.8 9.7 12.8 10.1 10.8 9.9 11.8 12.2 Gross Profit $54.0 $57.8 $50.3 $55.4 $53.0 $56.6 $49.0 $55.1 $55.5 Research & Development 3.4 3.4 4.3 4.1 4.3 4.6 6.0 5.5 6.0 Selling, General, and Administrative 48.0 48.8 45.4 53.6 46.3 53.1 49.6 55.8 53.5 Investigation, Restatement, and Related 12.0 20.4 7.2 (2.1) 3.2 (4.5) 2.6 3.2 3.0 Amortization of Intangible Assets 0.3 0.3 0.2 0.2 0.2 0.2 0.2 0.2 0.2 Impairment of Intangible Assets 0.0 1.0 0.0 0.0 0.0 0.1 0.0 0.0 0.0 Operating (Loss) Income ($9.7) ($16.1) ($6.8) ($0.4) ($1.0) $3.3 ($9.3) ($9.6) ($7.1) Loss on Extinguishment of Debt (8.2) 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Interest Expense, net (1.5) (1.5) (1.5) (1.4) (1.0) (1.2) (1.1) (1.2) (1.3) Pretax (Loss) Income ($19.4) ($17.6) ($8.3) ($1.8) ($2.0) $2.1 ($10.4) ($10.8) ($8.4) Income Tax Provision Benefit (Expense) 0.0 1.0 (0.1) 0.0 (0.3) 0.1 (0.1) (0.1) (0.0) Net (Loss) Income ($19.4) ($16.6) ($8.4) ($1.8) ($2.3) $2.2 ($10.5) ($10.9) ($8.4) Note: Some figures may not add to subtotals due to immaterial rounding differences.

Summary Cash Flow Statements

($ millions)	Q3:20	Q4:20	Q1:21	Q2:21	Q3:21	Q4:21	Q1:22	Q2:22	Q3:22
Net (Loss) Income	($19.4)	($16.6)	($8.4)	($1.8)	($2.3)	$2.2	($10.5)	($10.9)	($8.4)
Share-Based Compensation	3.7	3.9	3.2	4.1	3.8	3.6	4.0	4.4	2.4
Depreciation	1.5	1.3	1.2	1.3	0.9	1.0	0.9	0.9	0.7
Other Non-Cash Effects	9.5	1.7	1.1	0.9	0.6	0.7	0.6	3.0	1.1
Changes in Assets	(1.8)	(6.2)	0.1	1.9	11.0	(9.5)	0.7	(0.7)	(4.7)
Changes in Liabilities	1.9	5.5	(3.9)	(4.8)	(7.6)	(1.3)	(5.9)	0.3	9.8
Net Cash Flows (Used in) Provided by Operating Activities	**($4.6)**	**($10.4)**	**($6.7)**	**$1.6**	**$6.4**	**($3.3)**	**($10.2)**	**($3.0)**	**$0.9**
Purchases of Property and Equipment	(0.7)	(2.2)	(1.9)	(0.4)	(0.6)	(0.3)	(0.1)	(0.4)	(0.4)
Patent Application Costs	0.0	(0.1)	(0.2)	(0.0)	(0.1)	(0.0)	(0.1)	(0.0)	(0.0)
Other	0.0	0.0	0.0	0.0	0.1	0.0	0.0	0.0	(0.0)
Net Cash Flows Used in Investing Activities	**($0.7)**	**($2.3)**	**($2.1)**	**($0.4)**	**($0.6)**	**($0.3)**	**($0.1)**	**($0.4)**	**($0.4)**
Preferred Stock Net Proceeds	93.4	(0.8)	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Proceeds from Term Loan	49.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Repayment of Term Loan	(72.0)	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Prepayment Premium on Term Loan	(1.4)	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Deferred Financing Cost	(2.8)	(0.3)	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Stock Repurchased for Tax Withholdings on Vesting of Restricted Stock	(0.1)	0.0	(3.2)	(1.4)	(0.2)	0.0	(1.2)	0.0	0.0
Proceeds from Exercise of Stock Options	0.1	0.0	0.9	0.5	0.0	0.0	0.2	0.2	0.2
Net Cash Flows (Used in) Provided by Financing Activities	**$66.7**	**($1.1)**	**($2.3)**	**($0.9)**	**($0.2)**	**$0.0**	**($1.0)**	**$0.2**	**$0.2**
Beginning Cash Balance	48.2	109.6	95.8	84.7	85.0	90.6	87.1	75.7	72.5
Change in Cash	61.4	(13.8)	(11.1)	0.3	5.6	(3.5)	(11.4)	(3.2)	0.7
Ending Cash Balance	**$109.6**	**$95.8**	**$84.7**	**$85.0**	**$90.6**	**$87.1**	**$75.7**	**$72.5**	**$73.2**

21

Note: Some figures may not add to subtotals due to immaterial rounding differences.

MIMEDX

Quarterly & Trailing Twelve Month Revenue Detail

($ millions)	Quarter									Trailing Twelve Months				
	Q3:20	Q4:20	Q1:21	Q2:21	Q3:21	Q4:21	Q1:22	Q2:22	Q3:22	Q3:21	Q4:21	Q1:22	Q2:22	Q3:22[3]
Advanced Wound Care / Section 361[1]	$55.1	$59.4	$51.5	$59.3	$62.3	$66.9	$58.4	$66.2	$66.8	$232.5	$240.0	$246.9	$253.8	$258.3
Section 351[1]	8.2	8.7	8.2	8.6	0.5	0.3	0.4	0.6	0.8	26.0	17.6	9.8	1.9	2.2
Other[2]	1.0	0.5	0.3	0.3	0.3	0.1	0.1	0.1	0.1	1.4	1.0	0.8	0.5	0.4
Net Sales	**$ 64.3**	**$ 68.6**	**$ 60.0**	**$ 68.2**	**$ 63.1**	**$ 67.4**	**$ 58.9**	**$ 66.9**	**$ 67.7**	**$259.9**	**$258.6**	**$257.5**	**$256.3**	**$260.9**

22

(1) Section 361 includes Tissue + Cord sales. Section 351 includes Micronized + Particulate sales. (2) Other includes cash collected related to the remaining contracts. For a discussion of the revenue transition and the defined terms, refer to Item 8, Notes to the Consolidated Financial Statements in the MiMedx Group, Inc. Form 10-K for the year ended December 31, 2021. Note: some figures may not add to subtotals due to immaterial rounding differences. (3) Results for the Trailing Twelve Months Ended September 30, 2022 were calculated by adding the audited results for the year ended December 31, 2021 to the unaudited results for the nine months ended September 30, 2022 and subtracting the unaudited results for the nine months ended September 30, 2021

MIMEDX

Adjusted EBITDA Reconciliation (1) Adjusted EBITDA consists of GAAP net loss excluding: (i) depreciation, (ii) amortization of intangibles, (iii) interest expense, (iv) loss on extinguishment of debt, (v) income tax provision, (vi) costs incurred in connection with Audit Committee Investigation, Restatement, and Related; (vii) Impairment of intangible assets, and (vii) share-based compensation. Note: Some figures may not add to subtotals due to immaterial rounding differences. ($ millions) Q3:20 Q4:20 Q1:21 Q2:21 Q3:21 Q4:21 Q1:22 Q2:22 Q3:22 Net (Loss) Income ($19.4) ($16.6) ($8.4) ($1.8) ($2.3) $2.2 ($10.5) ($10.9) ($8.4) Depreciation & Amortization 1.8 1.6 1.4 1.5 1.1 1.1 1.0 1.0 0.8 Interest Expense 1.5 1.5 1.5 1.4 1.0 1.2 1.1 1.2 1.3 Loss on Extinguishment of Debt 8.2 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Income Tax 0.0 (1.0) 0.1 (0.0) 0.3 (0.1) 0.1 0.1 0.1 EBITDA ($7.9) ($14.5) ($5.5) $1.1 $0.0 $4.4 ($8.3) ($8.6) ($6.1) Investigation, Restatement & Related 12.0 20.4 7.2 (2.1) 3.2 (4.5) 2.6 3.2 3.0 Impairment of Intangible Assets 0.0 1.0 0.0 0.0 0.0 0.1 0.0 0.0 0.0 Share-Based Compensation 3.7 3.9 3.2 4.1 3.8 3.6 4.0 4.4 2.4 Adjusted EBITDA1 $7.8 $10.8 $5.0 $3.1 $7.0 $3.6 ($1.7) ($1.0) ($0.7)

Non-GAAP Metrics Reconciliation (1) Impact of revenue transition includes cash collected related to the remaining contracts. For a discussion of the revenue transition and the defined terms, refer to Item 8, Notes to the Consolidated Financial Statements in the MiMedx Group, Inc. Form 10-K for the year ended December 31, 2021. Note: Some figures may not add to subtotals due to immaterial rounding differences. ($ millions) Q3:20 Q4:20 Q1:21 Q2:21 Q3:21 Q4:21 Q1:22 Q2:22 Q3:22 Net Sales – Reported $64.3 $68.6 $60.0 $68.2 $63.1 $67.4 $58.9 $66.9 $67.7 Less: Revenue Transition Impact1 (1.0) (0.5) (0.3) (0.3) (0.3) (0.1) Adjusted Net Sales $63.3 $68.1 $59.7 $67.9 $62.8 $67.3 $58.9 $66.9 $67.7 Gross Profit $54.0 $57.8 $50.3 $55.4 $53.0 $56.6 $49.0 $55.1 $55.5 Less: Revenue Transition Impact1 (0.9) (0.4) (0.2) (0.3) (0.3) (0.1) Adjusted Gross Profit $53.1 $57.4 $50.1 $55.1 $52.7 $56.6 $49.0 $55.1 $55.5

Segment Data Regenerative Medicine Wound & Surgical ($ millions) Q1:21 Q2:21 Q3:21 Q4:21 Q1:22 Q2:22 Q3:22 Net Sales $51.4 $58.9 $62.1 $66.5 $58.3 $66.1 $66.9 Cost of Sales (7.2) (9.5) (8.9) (9.6) (9.1) (10.8) (11.2) Selling, General and Administrative Expense (25.8) (29.5) (32.1) (36.2) (34.0) (38.7) (35.5) Research and Development Expense (1.4) (1.2) (1.4) (1.8) (2.0) (2.4) (1.7) Segment Contribution $16.9 $18.7 $19.7 $19.0 $13.2 $14.1 $18.5 ($ millions) Q1:21 Q2:21 Q3:21 Q4:21 Q1:22 Q2:22 Q3:22 Net Sales $7.9 $8.6 $0.1 $0.0 $0.0 $0.0 $0.0 Cost of Sales (1.5) (2.2) 0.0 0.0 0.0 0.0 0.0 Selling, General and Administrative Expense (4.8) (5.1) (1.3) (1.8) 0.0 0.0 0.0 Research and Development Expense (2.9) (2.8) (2.9) (2.8) (4.0) (3.1) (4.3) Segment Contribution ($1.3) ($1.4) ($4.2) ($4.6) ($4.0) ($3.1) ($4.3) Note: Some figures may not add to subtotals due to immaterial rounding differences.